Exhibit 99.1

INVESTOR PRESENTATION SEPTEMBER 2017

SAFE HARBOR STATEMENT ▪Certain information included in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast'sobjectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Medifastbelieves this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent OPTAVIA® Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this presentation. 2 9/12/2017

TODAY’S PRESENTERS & AGENDA Dan ChardChief Executive Officer Tim RobinsonChief Financial Officer Agenda ▪MedifastToday ▪New Brand: OPTAVIA® ▪Growth Strategy ▪Financials 3 9/12/2017

MEDIFAST ® TODAY

MEDIFAST® VISION & MISSION To Offer the World LIFELONG TRANSFORMATION One Healthy Habit at a Time™

9/12/2017 5 COMPANY PROFILE ▪Leading Health & Wellness company ▪$274.5M Net Sales in 2016 ▪Recommended by over 20,000 doctors since 1980 ▪Unique direct-to-consumer model with over 13,000 OPTAVIA Coaches™ ▪Our Coaches teach habits that lead to Optimal HealthTM and Lifelong Transformation ▪Achieving a healthy weight is the catalyst for leading a bigger life

9/12/2017 6 KEY INVESTMENT HIGHLIGHTS ▪Health and wellness company with differentiated, science-based products & programs ▪Large and growing market opportunity addressing a global need ▪Scalable Coach-based distribution model – products, technology, support ▪Ideally positioned for an acceleration of growth in the U.S. and abroad ▪Attractive, highly predictable financial model ▪Significant cash flow generation and strong balance sheet to support growth ▪Strong dividend @ $0.32/qtr – 2.3% yield as of September 8, 2017

LARGE AND GROWING MARKET OPPORTUNITY Obesity at Critical Levels Current & Growth Markets ▪Nearly 70% of U.S. Adults are ▪Addressable U.S. Weight Loss Products Overweight or Obese & Services market expected to grow 5% per year through 20221 ▪Broader Health and Wellness markets are adjacent and a strong fit for our model and mission ▪ International levels now 2X from 30 years ago SOURCES: Marketdata LLC/ CDC / Euromonitor/ IBIS World / www.stateofobesity.org / www.who.int/mediacentre/factsheets/fs311/en/ 9/12/2017 (1) Marketdata LLC: Represents our addressable weight loss market ,excluding diet soft drinks, artificial sweeteners, and health club revenue. 8

PROVEN & EFFECTIVE PRODUCTS & PROGRAMS Flavors & variety for every taste Highly adaptable to individual needs ▪ The Plan: Eat 6 small meals every day ▪ 5 of our meal replacements (“Fuelings”) ▪ Plus 1 meal we teach you to make yourself ▪ Scientifically Formulated: ▪ The Plan is designed to put you in a gentle fat-burning state which is essential for losing weight ▪ Helps retains lean muscle mass ▪ Promotes gut health ▪ Trustworthy: ▪ Weight Loss results supported by randomized, controlled clinical trials ▪ Scientific Advisory Board of leading physicians and researchers from U.S., Canada, and Mexico 9/12/2017 9

LIFE-CHANGING RESULTS 9/12/2017 10

MULTIPLE SUPPORT MODELS OPTAVIA® 13,500(1) Independent Coaches Medifast Direct ® Self-directed E-commerce Weight Loss 36(2) Franchise locations Control Centers 2(2) Reseller locations (1) Active earning Coaches during Quarter ending June 30, 2017 (2) As of June 30, 2017 (3) Year-to-date ending June 30, 2017 5% 12% Net Sales Breakdown YTD 2017(3) 83% OPTAVIA Medifast Medifast Direct Business Partners 9/12/2017 11

DIRECT-TO-CONSUMER IS THE BEST APPROACH The Right Sales & Support ▪Personal selling is optimal for helping consumers understand complex products ▪Studies have consistently shown that weight loss works best with personal support ▪Leverages consumer trends to personal recommendations ▪Medifast’s OPTAVIA ® division has over 13,000 independent Coaches around the U.S. 1World Association of DSAs market data 2Direct selling Industry publication, 2016 State of the Industry Report, September 2016 and https://blog.dsa.org/direct-selling-in-2016-an-overview/ Compelling Business Model ▪Clients become Coaches, who attract more Clients ▪Minimal company advertising costs ▪Direct Selling products traditionally earn premium pricing ▪Wellness is largest, fastest growing segment of the industry1 ▪Fits trends to “gig” economy2 and social selling with “sticky” relationships 9/12/2017 12

INTRODUCING OPTAVIA®

TAKE SHAPE FOR LIFE ® BECAME OPTAVIA® ™ JULY 2017 ▪Lifestyle-focused brand of our Coach community ▪Designed to be relevant across international markets ▪Developed around a motivating mission and compelling story ▪Equipped with uniquely formulated, exclusive products 9/12/2017 14

Medifast.

Medifast. | OPTAVIA®

A shared vision for success

People are More Successful in their Transformation Journey when they…

❶ Have a Support System
(Health Coach and Community)

❷ Learn and incorporate Healthy Habits into Their Lives
(Habits of Health System)


PROVEN
NUTRITION
gets you where you want to go.


OPTAVIA
COACHES™
make sure you never go it alone.

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OPTAVIA® VIDEO 9/12/2017 16

UNIQUE AND TRANSPARENT DISTRIBUTION MODEL ▪Perfect balance between the power of a personal selling channel and a retail model ▪91% of all OPTAVIA® product sales go directly to Clients; 9% are consumed by Coaches ▪All commissions based on product sales ▪Coaches do not buy or carry inventory, don’t handle cash, and don’t buy at a discount to clients 9/12/2017 17

Medifast

OPTAVIA® OPPORTUNITY: THE COACHED BECOMES THE COACH

- When you succeed, your transformation will be an inspiration to others
- **OPTA**VIA offers a *compelling* financial opportunity
- **LOW-RISK:** Registering as a Coach costs under $200
- **ATTRACTIVE COMPENSATION:** High AOV(~$230) and commission rates (Commissions are ~42% of **OPTA**VIA Revenues)
- **FLEXIBILITY:** Work as much as you want. Perfect for the "gig" economy
- **SKILL BUILDING:** An emphasis on business training & personal development
- **MISSION-DRIVEN:** Doing goodby doing well
- **RECOGNITION:** From cheers of fellow Coaches to earning a trip of a lifetime



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STRATEGY FOR GROWTH

STRATEGY FOR GROWTH Accelerate Coach Success Drive Innovation Grow Our Coach Community Develop Digital Tools Expand Segments & Geographies 9/12/2017 20

ACCELERATING COACH SUCCESS ▪Capitalizing on a new brand and compelling message ▪Offering new, exclusive products based on Medifast® proven science ▪Delivering an easy to share, compelling story about a complex problem facing the world ▪Teaching a simple growth model ▪Streamlining all aspects of the Coach experience 9/12/2017 21

NEW DIGITAL & SOCIAL TOOLS ▪New Coach Business Suite Improves Coach productivity ▪ Deep visibility into Coach team activities ▪ Work flow enabled ▪ Real time updates ▪New e-commerce platform Improves Client experience ▪New social tools Makes sharing their story easy ▪Scalable to support expansion plans 9/12/2017 22

Medifast

OPTAVIA® PRODUCT INNOVATION ON-TREND

		OPTAVIA™ Select	OPTAVIA™ Essential	MEDIFAST Classic
Proven	Clinically-proven weight loss programs that include our unique Fueling formulation	✓	✓	✓
Interchangeable	Each Fueling can be eaten for any meal occasion, making it easy to follow the program	✓	✓	✓
Fat-burning	Scientifically designed to put your body into a gentle, efficient fat-burning state	✓	✓	✓
Fortified	24 Vitamins and minerals	✓	✓	✓
Variety	Wide range of bars, shakes, hot items, desserts & more	✓	✓	✓
Clean	No colors, flavors, or sweeteners from artificial sources	✓ no preservatives	✓	
Gut Health	250 million+ CFU of probiotic cultures per Fueling to help support digestive health	✓	✓	
GMO-free	No genetically modified organisms	✓		
World Ingredients	Premium ingredients from around the world including Morocco, Bolivia, and Indonesia	✓		
	$ per Box of 7:	$22.95	$20.95	$18.95

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INNOVATION PATH-FORWARD BASED ON HEALTHY HABITS N U T R I T I O N S L E E P M O V E M E N T H Y D R A T I O N 9/12/2017 24

SIGNIFICANT U.S. EXPANSION OPPORTUNITIES 1 Regional 2 Generational 3 Diversity 4 Lifestyle Many U.S markets Younger demographics Penetrate important U.S. Serve clients in different under-represented; All can drive faster Coach communities and build stages of their journey to under-penetrated development synergies for International Optimal HealthTM 9/12/2017 25

INTERNATIONAL POTENTIAL Peer Direct Selling companies generate majority of their revenue in $185Bn Global Market Public Company Examples: Nu Skin USANA $2.2Bn - Global $1.0Bn – Global $252M – Americas / Europe $245M – US / Canada US / Canada All Other Americas / Europe All Other Global Direct Selling Market* ▪Largest Markets ▪Fastest Growing (3-yr CAGR) ▪ U.S. $36Bn ▪ China 22.5% ▪ China $35Bn ▪ Indonesia 11.9% ▪ Korea $17Bn ▪ U.K. 9.8% ▪ Germany $15Bn ▪ Philippines 9.8% ▪ Japan $15Bn ▪ Malaysia 9.4% Medifast has larger U.S. revenue base than many U.S.-based peers, but no international presence today Source: 2016 10-K *2013-2015 data, World Federation of Direct Selling Associations 9/12/2017 26

NEW LEADERSHIP WITH EXTENSIVE EXPERIENCE IN DIRECT SELLING & INTERNATIONAL MARKETS Name Title Years of Previous Experience Experience Daniel R. Chard Chief Executive Officer 25+ Mona Ameli President OPTAVIA® 20+ Bill Baker EVP Information Technology 10+ 9/12/2017 27

STRONG FINANCIAL FOUNDATION

ATTRACTIVE FINANCIAL CHARACTERISTICS ▪Significant opportunity to accelerate revenue growth ▪Highly predictable financial model ▪High gross margins and variable cost structure ▪Asset-light with minimal working capital and capex requirements ▪Significant cash flow generation ▪Strong balance sheet with no debt ▪Attractive capital allocation policy ▪Executive compensation entirely aligned with creating shareholder value 9/12/2017 29

ACCELERATING REVENUE TRAJECTORY ($ millions) $325 $285 $290 - $300 $300 $273 $275 $275 $250 $225 $200 2014 2015 2016 2017 Guidance 9/12/2017 30

SCALABLE BUSINESS MODEL DRIVES EARNINGS GROWTH $2.25 $2.05 - $2.15 $1.89 $1.89 $2.00 $1.73 $1.75 $1.50 $1.65 $1.62 $1.49 $1.25 $1.00 2014 2015 2016 2017 Guidance Adj. GAAP - EPS from continuing operations. - 2014 Non-GAAP EPS excludes the net of tax items of $1.3 million accrual for franchise loan default guaranteed by Medifast and the $1.8 million in extraordinary legal and advisory expenses resulting from 13D filings. Reported EPS $1.65. - 2015 Non-GAAP EPS excludes $1.4 million in extraordinary legal and advisory expenses resulting from 13D filings. Reported EPS $1.62 - 2016 Non-GAAP EPS excludes $1.2 million of restructuring costs associated with separation agreements with several senior executives and a $6.1 million noncash asset impairment expense. Reported EPS $1.49 9/12/2017 31

HIGHLY VARIABLE COST STRUCTURE Total Company Expenses Other, COGS, 32% 28% 2017 YTD thru Q2017 Commissions, 40% Percentages to Total Expenses of the Company, COGS + Operating Expenses 9/12/2017 32

HIGHLY PREDICTABLE OPTAVIA® FINANCIAL MODEL ▪Direct-To-Consumer Model ▪Majority of new Coaches come from Client base ▪ Consistent patterns create strong visibility into future results ; Coaches acquiring new Clients ; Client retention ▪ Significant % of Clients on continuity shipments (~85%) ▪ High lifetime value: ~2x higher than self-directed channel ▪Variable cost model 9/12/2017 33

STRONG CASH FLOW GENERATION Cumulative Cash Flow (Since 2014) ($ millions) $98.3 $100.0 $78.6 $90.0 $80.0 $70.0 $56.0 $60.0 $50.0 $29.8(2) $40.0 $30.0 $20.0 $10.0 $0.0 2014 2015 2016 YTD 2017(1) Share Repurchase + Dividend ($64.0M (65% of Cumulative Cash Flow) Stock Repurchase Dividend Other Financing Activities Cash & Investments Retained Note: YTD 2017 represents cumulative cash flows over the past three and half years. (1) YTD Through 6/30/2017 (2) Includes $5.2M of Cash & Investments used to fund financing activities 9/12/2017 34

STRONG CASH & BALANCE SHEET ▪$88.6M Cash & Investments ▪No debt ▪Low working capital Levels ▪Minimal CAPEX requirements ▪Strong cash flow generation ▪Existing stock repurchase program ▪Increased quarterly cash dividend 28% to $0.32 per share Note: Cash and Investments as well as debt position as of 6/30/2017 9/12/2017 35

KEY INVESTMENT HIGHLIGHTS ▪Health and wellness company with differentiated, science-based products & programs ▪Large and growing market opportunity addressing a global need ▪Scalable Coach-based distribution model – products, technology, support ▪Ideally positioned for an acceleration of growth in the U.S. and abroad ▪Attractive, highly predictable financial model ▪Significant cash flow generation and strong balance sheet to support growth ▪Strong dividend @ $0.32/qtr – 2.3% yield as of September 8, 2017 9/12/2017 36

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